SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Latin America Equity Fund

The following information replaces the existing disclosure under the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of the fund’s prospectus and summary prospectus.

Rainer Vermehren, Director. Lead Portfolio Manager of the fund. Joined the fund in 2009.

Robert Kalin, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

The following information replaces the existing disclosure under the ”MANAGEMENT” sub–heading of the “FUND DETAILS” section of the fund’s prospectus.

Rainer Vermehren, Director. Lead Portfolio Manager of the fund. Joined the fund in 2009.

•	Portfolio manager for Emerging Markets Equity and Germany Funds; CIO DIMA Branch: Frankfurt.

•	Joined Deutsche Asset Management in 1997 after three years as assistant to fund manager in Latin American equities at Morgan Stanley, New York.

•	BA, Towson University; MBA, Fordham University.

Robert Kalin, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

•	Portfolio Manager for Emerging Markets Equity: Frankfurt.

•
Joined Deutsche Asset Management in June 2001 after 12 years of industry experience. Prior experience included advisor to Zurich Investment 1998–2001; fund manager at Corus Funds 1996–1997; analyst at Value Line 1993-1995; Trading representative at Calvert Securities Corporation 1989–1993.

•	BSc in Economics and Computer Science from State University of New York at Plattsburgh.

Please Retain This Supplement for Future Reference

October 3, 2011
PROSTKR-122